UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 14, 2016

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

Vornado Realty Trust (“Vornado”) announced that the entity that owns 85 Tenth Avenue has completed a $625,000,000 refinancing of the property.  The indebtedness matures in December 2026 and has a weighted average interest rate of 4.55%.

Out of the proceeds of the refinancing, Vornado received $192,000,000 in repayment of its loans to the entity.  In 2007, Vornado made $50,000,000 of 11% PIK mezzanine loans to the entity and in 2013 and 2014 funded an additional $23,000,000 bringing its total investment to $73,000,000.

In connection with its initial investment, Vornado received the right to a 49.9% interest in the entity upon repayment of the mezzanine loans.  Accordingly, Vornado now owns a 49.9% interest in the entity that owns 85 Tenth Avenue.

In conjunction with the repayment, in the fourth quarter Vornado will recognize a financial statement gain of approximately $161,000,000 and no tax gain.

85 Tenth Avenue is a 618,000 square foot Manhattan office building located on the border of the West Chelsea and Meatpacking Districts, directly across the street from Chelsea Market and The High Line, with direct Hudson River views.  The principal tenants at 85 Tenth Avenue include Google, General Services Administration, Telehouse International, L-3 Communications, Moet Hennessy USA, Del Posto and Toro NYC Restaurant.  The property is 100% leased.

A copy of Vornado’s press release, dated December 14, 2016, announcing this transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent the companies’ intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The companies’ future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures and partnership distributions.  Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond tour ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in Vornado and Vornado Realty L.P. Annual Report on Form 10-K for the year ended December 31, 2015.  For these statements, the companies claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date they are made. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither Vornado nor Vornado Realty L.P. undertakes any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof.

Item 9.01.        Financial Statements and Exhibits.

 (d)       Exhibits.

99.1     Press Release, dated December 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: December 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

Date: December 15, 2016

Exhibit Index

99.1     Press Release, dated December 14, 2016.